EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

between

GS MORTGAGE SECURITIES CORP.,
as Assignor

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Assignee

and as acknowledged by

WELLS FARGO BANK, N.A.,
as Master Servicer

Dated as of

December 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of this 1st day of December 2006 (this “Assignment Agreement”), is between Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee on behalf of GreenPoint Mortgage Funding Trust 2006-OH1 (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”), and is acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and Avelo Mortgage, L.L.C. (the “Subservicer”) are parties to a Flow Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement”) pursuant to which the Subservicer services certain mortgage loans;

WHEREAS, GSMC, the Assignor and the Subservicer have entered into the Assignment, Assumption and Recognition Agreement dated as of December 1, 2006 (the “AAR”) (the “GSMC Assignment Agreement”), pursuant to which GSMC has assigned its rights under the Servicing Agreement, insofar as such rights relate to the mortgage loans identified on Schedule I hereto (the “Mortgage Loans”), to the Assignor, and made certain representations and warranties to the Assignor; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of December 1, 2006 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, Deutsche Bank National Trust Company, as custodian (the “Custodian”), and Wells Fargo Bank, N.A., as securities administrator and master servicer (in its master servicing capacity, the “Master Servicer”), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the servicing rights and the rights of the Assignor to indemnification thereunder);

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the GSMC Assignment Agreement (including without limitation the rights and obligations of GSMC under the Servicing Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans that arise only on and after December 29, 2006; provided, however, it is understood and agreed upon by the parties hereto, that the Assignee shall not be liable for (i) any breach of any obligation or representation of the Assignor pursuant to the GSMC Assignment Agreement or (ii) any breach of any obligation, covenant, representation or warranty of the Assignor, or be responsible for any indemnification amounts owed by the Assignor, pursuant to the Servicing Agreement arising prior to December 29, 2006. The Assignor shall remain liable for all such liability arising prior to December 29, 2006 and for its own actions and omissions apart from those assumed by the Assignee.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the Assignor acquired such Mortgage Loans.

(c) The Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) Notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

2. Accuracy of Agreements. The Assignor represents and warrants to the Assignee that (i) attached hereto as Exhibit 1 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) other than as provided herein, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Subservicer under the Servicing Agreement.

3. [Reserved]

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Decision to Purchase. The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

(b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as of the date hereof, unless otherwise stated below, as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement). Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within seventy-five (75) days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)	in the case of the Subservicer,

Avelo Mortgage, L.L.C.
600 E. Las Colinas Blvd., Ste. 620
Irving, TX 75039

or such address as may hereafter be furnished by the Subservicer;

(b)	in the case of the Assignee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: GPMF 2006-OH1
Telephone: (714) 247-6000
Facsimile: (714) 247-6329

or such other address as may hereafter be furnished by the Assignee; and

(c)	in the case of the Assignor,

GS Mortgage Securities Corp.,
85 Broad Street
New York, New York 10004
Attention: Anton Kuzmanov
Telephone: (212) 357-4778
Facsimile: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

(d)	in the case of the Master Servicer,

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, MD 21046
Attention: Corporate Trust Group
Facsimile: (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer;

10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company (“Deutsche Bank”), not individually or personally but solely as Assignee on behalf of GreenPoint Mortgage Funding Trust 2006-OH1, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the GreenPoint Mortgage Funding Trust 2006-OH1, (iii) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GreenPoint Mortgage Funding Trust 2006-OH1, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GreenPoint Mortgage Funding Trust 2006-OH1 under this Assignment Agreement, the Trust Agreement or any related document.

13. Third Party Beneficiary. The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ M. Gill
Name: M. Gill
Title: Vice President

ASSIGNEE:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
trustee on behalf of GreenPoint
Mortgage Funding Trust 2006-OH1

By:  /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signatory

Acknowledged by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By:  /s/ Patricia M. F. Russo
Name: Patricia M. F. Russo
Title: Vice President

SCHEDULE 1

Mortgage Loan Schedule

I-1

EXHIBIT 1

Servicing Agreement

I-1